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                                                                  EXECUTION COPY



                             GROUND LEASE AGREEMENT

                           Dated as of June 27, 2001

                                    between

                             THRIFTY PAYLESS, INC.,

                                as Ground Lessor

                                      and

                          WELLS FARGO BANK NORTHWEST,
                             NATIONAL ASSOCIATION,
                   not in its individual capacity but solely
                as Trustee of RAC Distribution Statutory Trust,

                                as Ground Lessee

                          PREMISES: 2801 West Avenue H
                                    Lancaster, California

         This instrument was drafted by and after recording return to:

                          Thomas E. Charbonneau, Esq.
                             Chadbourne & Parke LLP
                              30 Rockefeller Plaza
                            New York, New York 10112

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         GROUND LEASE AGREEMENT (this "Ground Lease") dated as of June 27, 2001, between THRIFTY PAYLESS, INC., a California corporation with an address at c/o Rite Aid Corporation, 30 Hunter Lane, Camp Hill, Pennsylvania 17011, as "Ground Lessor" and WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee of RAC Distribution Statutory Trust, a Connecticut statutory trust having an address c/o Wells Fargo Bank Northwest, National Association, 213 Court Street, Suite 902, Middletown, Connecticut
06547, Attn: Corporate Trust Services, as "Ground Lessee".

         In consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I
                                  Definitions

         Capitalized terms used herein but which are not defined herein shall, unless the context otherwise requires, have the meanings assigned to them in Appendix A to the Participation Agreement dated as of the date hereof by and among Rite Aid Realty Corp., as Lessee, Rite Aid Corporation, as Guarantor, Ground Lessee, the financial institutions named therein as Note Holders and as Certificate Holders, and Citicorp USA, Inc., as Agent (as amended, modified or supplemented from time to time, the "Participation Agreement"). In addition, the rules of construction set forth in Part I of Appendix A to the Participation Agreement shall apply to this Lease.

                                   ARTICLE II
                             Preliminary Statement

         Ground Lessor owns that certain parcel of land as described on Exhibit A annexed hereto (the "Land") (the Land, together with any easements benefiting the Land or appurtenant thereto being collectively, the "Parcel") and is willing to lease the Parcel to the Ground Lessee under the terms and conditions set forth in this Ground Lease. The Ground Lessee desires to lease such land from the Ground Lessor as provided herein.

                                  ARTICLE III
                        Lease of the Parcel; Termination

         SECTION 3.01. Lease of Parcel. Ground Lessor hereby leases the Parcel to Ground Lessee and Ground Lessee hereby leases the Parcel from Ground Lessor, for the Ground Lease Term (as defined in Section 17.01), subject to all the terms and conditions hereof, together with the Improvements and any and all replacements, alterations, modifications, additions or improvements thereto and further together with all rights of way or uses, licenses, easements, tenements,


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hereditaments and appurtenances now or hereafter belonging or pertaining to the
Parcel (collectively, the "Property"). Effective from and after the date hereof, Ground Lessor waives and relinquishes any Lien or other right in the nature of a landlord's lien or privilege which it might now or hereafter otherwise have in or with respect to the Property or any part thereof.

         SECTION 3.02. Election To Terminate. Ground Lessee may elect to terminate this Ground Lease upon the payment of $1 to Ground Lessor at any time following the expiration or termination of the Lease; provided, however, that no such termination shall be effective without the prior written consent of the Agent. Upon such termination, Ground Lessee's obligations hereunder, including its obligation to make rental payments hereunder, shall terminate.

         SECTION 3.03. Automatic Termination. Upon payment in full of the Termination Value in accordance with and subject to the provisions of the Lease and the Participation Agreement, and upon compliance with all of the requirements of Section 10.05 of the Lease, this Ground Lease shall terminate and Ground Lessee's and Ground Lessor's obligations hereunder shall terminate.

                                   ARTICLE IV
                                    Payments

         SECTION 4.01. Ground Lease Rental Payments. Ground Lessee shall pay to Ground Lessor (a) Ten ($10) Dollars as rental payment for the Property for the period commencing on the date hereof and continuing until the expiration or earlier termination of the Lease, receipt of which is hereby acknowledged by Ground Lessor and (b) Ten Dollars ($10) per annum in arrears as rental payment for the Property for the remainder of the Ground Lease Term, such payments to commence on the first annual anniversary of the first day following the expiration or earlier termination of the Lease, and on each annual anniversary thereof throughout the balance of the Ground Lease Term, except that the last installment thereof shall be payable on the last day of the Ground Lease Term.

         SECTION 4.02. Method of Payment. Payments under this Ground Lease shall be paid to such account or at such place as Ground Lessor or Ground Lessee, as the case may be, shall specify from time to time in writing. Each such payment due hereunder shall be made in immediately available funds prior to 12:00 p.m. (New York time), on the scheduled date on which such payment shall be due, but, if such date shall not be a Business Day, such payment shall be made on the next succeeding Business Day with the same force and effect as though made on such scheduled date.

         SECTION 4.03. Late Payment. If any payment under this Ground Lease shall not be paid when due, Ground Lessee shall pay to Ground Lessor (or Ground


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Lessor shall pay to Ground Lessee, as the case may be) interest (to the extent permitted by Law) on such overdue amount from and including the due date thereof to but excluding the date of payment thereof (unless such payment shall be made after 12:00 p.m. (New York time)) at the place of payment on such date of payment, in which case such date of payment shall be included) at the Default Rate.

                                   ARTICLE V
                                Quiet Enjoyment

         Ground Lessor represents and warrants to Ground Lessee that it has full right and authority to lease the Property to Ground Lessee, all pursuant to the terms of this Ground Lease and that it has good, marketable and indefeasible fee title to the Property free and clear of all Liens except Permitted Encumbrances, and Ground Lessor represents and warrants that, at all times during the Ground Lease Term, it will defend and hold harmless Ground Lessee and its successors and assigns in their peaceable, quiet, exclusive and undisputed enjoyment of the Property against the claims of all Persons.

                                   ARTICLE VI
                      Use of Property; Easements; Waivers

         SECTION 6.01. Use. Ground Lessee may use the Property for any legal purpose, including without limitation, the same purpose and business as Lessee may use the Property under the Lease, and only in accordance with the provisions thereof.

         SECTION 6.02. Easements. Provided that no event of default hereunder shall have occurred and be continuing, Ground Lessor hereby consents in each instance to the following actions by Ground Lessee and the Lessee under the Lease, but at Ground Lessee's or Lessee's, as applicable, sole cost and expense:
(i) the granting of easements, licenses, rights-of-way and other rights and privileges in the nature of easements reasonably necessary or desirable for the use, repair, or maintenance of the Property; or (ii) the release of existing easements or other rights in the nature of easements which are for the benefit to any Property; provided, that in the case of such actions by Lessee, such actions are permitted under the terms of the Lease.

         SECTION 6.03. Ground Lessor Waivers. Ground Lessor acknowledges the rights of Ground Lessee and the Lessee under the Lease to finance and to secure under the Uniform Commercial Code, inventory, furnishings, furniture, equipment, machinery, leasehold improvements (so long as such leasehold improvements are personal property and not fixtures) and all other personal property located on, at or under the Property, other than in the case of Lessee, any Equipment Collateral and the Improvements, and Ground Lessor agrees to execute lessor waivers in favor of any purchase money seller, lessor or lender which has


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financed or provided or may finance or provide in the future such items of personal property.

                                   ARTICLE VII
                                   Alterations

         During the Ground Lease Term, Ground Lessee, in its discretion, may from time to time alter or improve, or cause to be altered or improved, the Property or any part thereof in any manner it deems necessary or desirable to carry on any activity permitted under Article VI, including any alteration, demolition or removal of any existing buildings, equipment, machinery, roads or other structures or items of personal property or fixtures, any grading or landscaping of the Parcel and any excavation of or for any foundations or fuel storage or waste treatment areas and any construction or addition of any buildings, equipment, roads or other structures or items of personal property or fixtures, but subject to any express restrictions on Ground Lessee contained in this Ground Lease.

                                  ARTICLE VIII
                                     Liens

         Ground Lessor shall not directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to the Property or the premises covered by the Property, title thereto or any interest therein, except Permitted Encumbrances, and Ground Lessor shall promptly, at its own expense, take such action as may be necessary to duly discharge any such Lien. If Ground Lessor shall fail to promptly discharge any such Lien, Ground Lessee, at its option, may, upon not less than five (5) days notice to Ground Lessor, cause the same to be so discharged, and sums expended by Ground Lessee in connection therewith shall be repaid by Ground Lessor to Ground Lessee on demand. If the Lease shall expire or be terminated and this Ground Lease shall thereafter remain in effect, Ground Lessee shall keep, or cause the Property to be kept, free and clear of Liens arising by, through or in respect of Ground Lessee, other than Liens which do not involve any material danger of the sale, forfeiture or loss of any part of the fee estate in and to the Property or any interest of Ground Lessor therein; provided, however, that Ground Lessee shall not be required to discharge any such Liens (i) during any period that a Default or Event of Default shall exist, or (ii) which result from a breach of Ground Lessor's obligations under Article IX hereof. On final determination of such Lien (which shall be the responsibility of Ground Lessee) described in the preceding sentence, Ground Lessee shall immediately pay any judgment rendered with all proper costs and charges and shall have the Lien released or judgment satisfied at Ground Lessee's expense. If any such Lien (which shall be the responsibility of Ground Lessee) placed on such property ripens into final judgment, Ground Lessor, at its option, may pay any such final judgment and all sums expended by Ground Lessor in connection therewith shall be repaid by Ground Lessee to Ground


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Lessor on demand. Ground Lessee shall not directly or indirectly create, incur, assume or suffer to exist any Lessor Liens.

                                   ARTICLE IX
                               Taxes and Charges

         Ground Lessee shall use commercially reasonable efforts to cause the Lessee under the Lease to pay (or cause to be paid), prior to delinquency, all Charges which arise or accrue during the Term of the Lease. If the Lease shall expire or be terminated and this Ground Lease shall remain in effect, Ground Lessee shall pay or cause to be paid throughout the remaining Ground Lease Term before delinquency all Charges; provided, however, that neither party shall be required to make any such payments if such party shall in good faith be contesting any such Charges, so long as such contest does not involve any material danger of the sale, forfeiture or loss of any part of the Property, title thereto or any interest of Ground Lessee or Ground Lessor therein. If either party fails to make any payment as herein provided required to be made by such party, the other party at its option ma y pay the same and any moneys so paid shall be payable on demand by the party responsible for such payment.

                                   ARTICLE X
                                   Insurance

         Ground Lessee shall use commercially reasonable efforts to cause the Lessee under the Lease to maintain insurance coverage with respect to the Property in accordance with Section 6.05 of the Lease during the Term of the Lease. If the Lease shall expire or be terminated and this Ground Lease shall thereafter remain in effect, Ground Lessee shall, without cost to Ground Lessor, maintain or cause to be maintained in effect throughout the remaining Ground Lease Term, with insurers of recognized responsibility, insurance policies with respect to the Property insuring against loss or damage to the person and property of Ground Lessee and Ground Lessor and others, all from such risks and in such amounts as owners of similar properties maintain with respect to such property, including liability insurance; provided, however, that neither party shall in any event be required to maintain any such insurance in amounts greater than is generally maintained by responsible owners of similar property. If the Ground Lessee shall fail to maintain such insurance during any period in which the Lease is no longer in effect, the Ground Lessor may (but shall be under no obligation to) maintain or cause such insurance to be maintained at the sole cost and expense of the Ground Lessee.


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                                   ARTICLE XI
                            Casualty or Condemnation

         SECTION 11.01. Termination upon a Casualty or Condemnation. If, during the Term of the Lease, a Casualty or Condemnation shall occur, as a result of which the Lease shall terminate with respect to the California Property, this Ground Lease shall thereafter terminate upon full compliance by Lessee with the provisions of Articles VII and, if applicable, X of the Lease, and the obligations of Ground Lessee hereunder shall thereupon terminate. If such Casualty or Condemnation shall occur during any period in which the Lease is no longer in effect, this Ground Lease shall thereafter terminate at the election of the Ground Lessee, provided, however, that until the Notes and the Investment have been paid (or re-paid, as the case may be) in full, no such termination shall be effective without the prior written consent of the Agent. Upon such termination, the obligations of Ground Lessee hereunder shall terminate.

         SECTION 11.02. Application of Payments upon a Casualty or Condemnation. Any payment, including condemnation awards, received at any time by Ground Lessor or Ground Lessee from any Governmental Authority or other Person as a result of the occurrence of a Casualty or Condemnation when the Lease is in effect shall be distributed in accordance with Article VII of the Lease. Any such payment received by Ground Lessor or Ground Lessee as a result of a Casualty or Condemnation during any period in which the Lease is no longer in effect, shall be applied as follows: so much of such payments as shall be necessary to pay in full all sums owing (i) with respect to the Notes and the Investment, and (ii) to Ground Lessee, the Lenders, the Lessor or the Agent otherwise in respect of the transactions contemplated by the Participation Agreement or any other Operative Document shall be retained by, or paid over to, Ground Lessee, and the balance (if any) of such payments shall be retained by, or paid over to Ground Lessor (provided that no Default or Event of Default then exists).

                                  ARTICLE XII
                                    Default

         The following events shall (but only if the Lease is no longer in effect) constitute an event of default hereunder (whatever the reason for such default and whether it shall be voluntary or involuntary or come about or be effected by operation of law or be pursuant to or in compliance with any Law):

         (a) Ground Lessee shall fail to make any payment of rental or other payment due hereunder and such failure shall continue unremedied for a period of ten (10) days after receipt of written notice thereof from Ground Lessor; or


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         (b) Ground Lessee shall fail to perform or observe any other covenant, condition or agreement to be performed or observed by it hereunder and such failure shall continue unremedied for a period of thirty
             (30) days after receipt of written notice thereof from Ground Lessor, except that so long as Ground Lessee has commenced to cure such failure within such thirty (30) day period and proceeds with reasonable diligence and dispatch to cure such failure, such failure shall not constitute an event of default hereunder.

         Upon the occurrence and during the continuance of an event of default hereunder, Ground Lessor shall have the right, upon ten (10) Business Days written notice to Ground Lessee, to enter upon and take possession of the Property and cancel all rights hereunder. Any such entry and possession by Ground Lessor shall be without liability or responsibility to Ground Lessee. Ground Lessor shall have the right, after the occurrence and during the continuance of an event of default hereunder, to terminate this Ground Lease by giving ten (10) days written notice to Ground Lessee of Ground Lessor's election to terminate same. The remedies set forth above are exclusive of any other rights or remedies of Ground Lessor which exist at law or in equity. Notwithstanding anything to the contrary contained in this Ground Lease, no event, occurrence or failure to perform by (or on behalf of) Ground Lessee shall constitute a default or an event of default hereunder, and Ground Lessor shall have no right to enter upon and take possession of the Property or terminate this Ground Lease, so long as any sums remain to be paid at any time by Lessee under the Lease or any sums remain to be paid to Ground Lessee, the Holders, the Lessor or Agent under the Participation Agreement or any other Operative Document.

                                  ARTICLE XIII
                            Lease; Assignment; Sale

         SECTION 13.01. Generally. Ground Lessee may from time to time, without Ground Lessor's consent:

         (a) Lease the California Property and Ground Lessee's interests hereunder pursuant to the Lease;

         (b) Lease the California Property or assign this Ground Lease or any interests of Ground Lessee hereunder to any Person during the Additional Portion of the Ground Lease Term; and

         (c) Assign and create liens and security interests in Ground Lessee's interests hereunder in accordance with the Participation Agreement and the Trust Agreement;


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         Any subletting or assignment permitted hereunder shall relieve Ground
Lessee of its obligations hereunder.

         SECTION 13.02. Ground Lessor. Ground Lessor will not sell, transfer or convey the California Property or any of its rights or interests in the California Property or assign this Ground Lease or any rights or interests of Ground Lessor hereunder, except in accordance with the provisions of the Participation Agreement.

                                  ARTICLE XIV
                                    Notices

         Unless otherwise specifically provided herein, all notices and other communications required or permitted hereunder shall be in writing and shall be addressed and become effective as provided in the Participation Agreement.

                                   ARTICLE XV
                     Binding Effect; Successors and Assigns

         The terms and provisions of this Ground Lease and the respective rights and obligations hereunder of Ground Lessee and Ground Lessor shall be binding upon, and inure to the benefit of, their respective permitted successors and assigns.

                                  ARTICLE XVI
                          Possession Upon Termination

         Upon termination of the Ground Lease Term, whether by lapse of time or because of any of the conditions or provisions contained herein, Ground Lessee will peaceably and quietly yield up and surrender possession of the California Property to Ground Lessor without representation or warranty except that at the time thereof there shall be no Liens (created directly by Ground Lessee) prohibited by Article VIII on the California Property.

                                  ARTICLE XVII
                               Ground Lease Term

         SECTION 17.01. Ground Lease Term. The term of this Ground Lease shall commence on the date hereof and shall expire, unless terminated earlier pursuant to the provisions of this Ground Lease, on February 10, 2035 (the "Initial Term"). The Initial Term of this Ground Lease shall be automatically extended for three (3) five year periods (each a "Renewal Term") unless on or before the date which occurs ninety (90) days prior to the expiration of the Initial Term or each Renewal Term, as the case may be, the Ground Lessee provides notice in writing to Ground Lessor of its election not to extend the Ground Lease Term.


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The Initial Term and each successive Renewal Term are referred to herein as the
"Ground Lease Term". In no event shall any termination of the Lease or the discharge of the obligations of the Lessee under the Lease in any bankruptcy, insolvency or reorganization proceeding permit the early termination of this Ground Lease.

         SECTION 17.02. Ground Lessor's Bankruptcy. It is expressly understood and agreed that for purposes of Section 365(h) of the Bankruptcy Code, 11 U.S.C. ss.365(h), (a) Ground Lessee shall be deemed to be in possession of the Property by virtue of the possessory interest therein granted to Ground Lessee under this Ground Lease whether or not all or any part of the Property has been (further) leased by Ground Lessee and (b) in the event of any rejection or disaffirmance of this Ground Lease in any bankruptcy or similar proceeding relating to Ground Lessor, Ground Lessee may elect to remain in possession of the Property for the balance of the Ground Lease Term, including all extensions exercisable hereunder, at the option of Ground Lessee.

         SECTION 17.03. Underlying Lease. If Ground Lessor owns a leasehold estate, and not a fee estate, in the Parcel, the terms and conditions of the lease governing Ground Lessor's leasehold estate are incorporated herein by reference. Ground Lessee shall use commercially reasonable efforts to cause the Lessee under the Lease to comply with all requirements of that underlying lease. During any period in which the Lease is no longer in effect, Ground Lessor shall have no liability or responsibility to Ground Lessee or the Holders for the failure of Ground Lessee to comply or to cause Ground Lessee's assignee, sublettee or other tenant to comply, with the terms and conditions of that underlying lease or for the results or consequences of any such failure.

                                 ARTICLE XVIII
                                Indemnification

         The Ground Lessor hereby agrees to indemnify each Indemnified Party from and against, and to pay any and all Losses which may be imposed on, incurred by, or asserted against any Indemnified Party in any way relating to or arising out of this Agreement or the Property pursuant to the provisions of
Section 9.14 of the Participation Agreement, which provisions are hereby incorporated herein by reference as if fully set forth herein.

                                  ARTICLE XIX
                                   The Lease

         During the Term of the Lease, Ground Lessor shall look solely to the Lessee under the Lease for the performance and discharge of Ground Lessee's obligations and liabilities under this Ground Lease (other than with respect to Liens created directly by Ground Lessee) with the same force and effect as


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though Ground Lessee had performed the same, and Ground Lessee shall have no liability hereunder, no default or event of default shall arise hereunder and the rights of Ground Lessee hereunder shall not be affected, as a result of any failure of Ground Lessee to perform or discharge such liabilities or obligations notwithstanding (a) any continuation of any such failure after the end of the Term of the Lease or (b) that such failure first became known or apparent after the end of the Term of the Lease. No such performance or discharge by or on behalf of the Lessee under the Lease shall be deemed an acknowledgment by Ground Lessor of the Lessee under the Lease as Ground Lessee hereunder, or a merger of the Lease with this Ground Lease or a merger of the estate of Lessor under the Lease with the estate of the Lessee thereunder.

                                   ARTICLE XX
                          Bankruptcy of Ground Lessee

         If this Ground Lease shall terminate as a result of a rejection or disaffirmance in any bankruptcy, insolvency or reorganization proceeding affecting Ground Lessee, then so long as any amounts are payable or due with respect to the Instruments or otherwise with respect to the transactions contemplated by the Participation Agreement and the other Operative Documents, the Agent, or a Person designated by Agent (in either case, the "Bankruptcy Ground Lessee"), shall have the right, exercisable by notice to Ground Lessor within 60 days after the effective date of such termination, to enter into a new lease of the Property with Ground Lessor, the term of which shall begin on the date of the termination, rejection or disaffirmance of this Ground Lease and shall continue for the remainder of the Ground Lease Term. The new lease shall otherwise contain the same terms and conditions as those set forth herein, except for requirements which are no longer applicable or have already been performed, and the Bankruptcy Ground Lessee shall have no obligation to remedy prior defaults on the part of Ground Lessee hereunder. Ground Lessor will cause such new lease to have the same priority relative to other rights or interests to or in the Property as this Ground Lease (other than with respect to Liens created directly by Ground Lessee), and Ground Lessor covenants to discharge or cause to be subordinated to such new lease any Lien which is or is herein required to be subject or subordinate to this Ground Lease, other than Liens of Persons claiming by, through or under the Bankruptcy Ground Lessee, Ground Lessee or the Agent as to which Ground Lessor shall have no obligation. The provisions of this Article XX shall survive the termination of this Ground Lease and shall continue in full force and effect thereafter to the same extent as if this Article XX were a separate and independent contract among Ground Lessor, Ground Lessee and the Agent. From the date on which the Agent shall serve upon Ground Lessor notice of the exercise of its right to a new lease, the Bankruptcy Ground Lessee may use and enjoy the Property without hindrance by Ground Lessor.


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                                  ARTICLE XXI
                               Personal Liability

         No Person shall become personally liable for the performance or observance of any agreements, obligations, covenants or conditions to be performed or observed by Ground Lessee under this Ground Lease, or any liabilities with respect thereto.

                                  ARTICLE XXII
                                 Miscellaneous

         SECTION 22.01. Severability. Any provision of this Ground Lease that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without inva lidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 22.02. Amendment. Neither this Ground Lease nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification shall be sought, and, in the case of Ground Lessee, consented to by, the Agent.

         SECTION 22.03. Headings. The Table of Contents and headings of the various Articles and Sections of this Ground Lease are for convenience of reference only and shall not modify, define or limit any of the terms or provisions hereof.

         SECTION 22.04. Counterparts. This Ground Lease may be executed by the parties hereto in separate counterparts. All such counterparts shall together constitute but one and the same instrument.

         SECTION 22.05. GOVERNING LAW. THIS GROUND LEASE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE IN WHICH THE PARCEL IS LOCATED APPLICABLE TO AGREEMENTS TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

         SECTION 22.06. Recording. This Ground Lease or a memorandum hereof may be recorded by either party hereto in the appropriate real estate records and Ground Lessor shall pay all costs of recording and all applicable recording or transfer taxes or related charges.


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         SECTION 22.07. Estoppel Certificates. Ground Lessor will execute, acknowledge and deliver to Ground Lessee, or Agent, promptly upon request by such Person (but not more oft en than two times in any twelve month period) an estoppel certificate certifying (a) that this Ground Lease is unmodified and in full force and effect (or, if there have been modifications, that this Ground Lease is in full force and effect, as modified, and stating the date of each instrument so modifying this Ground Lease), (b) the dates, if any, to which rent has been paid and (c) whether any Default exists hereunder known to it and, if any such Default exists, specifying the nature and period of existence thereof and what action it is taking or proposes to take with respect thereto, and whether notice thereof has been given to Ground Lessee. Any such certificate may be relied upon by the Agent, the Lessor, any Holder of a Note and any prospective purchaser or transferee of Ground Lessee's interest under this Ground Lease or any part thereof.

         SECTION 22.08. Liabilities of Trustee. Except for the liability of Wells Fargo Bank Northwest, National Association ("WFBN") for its representations and warranties under Section 3.03 of the Participation Agreement, for its own gross negligence and willful misconduct and as otherwise provided in the Operative Documents, it is expressly understood and agreed by Ground Lessor and Ground Lessee that (a) this Ground Lease is executed and delivered by WFBN, not in its individual capacity but solely as trustee of Ground Lessee under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it as trustee under the Trust Agreement, (b) each of the undertakings and agreements herein made on the part of Ground Lessee is made and intended not as a personal representation, undertaking and agreement by WFBN but is made and intended for the purpose of binding only the Ground Lessee, (c) nothing herein contained shall be construed as creating any liability on WFBN, individually or personally, to perform any obligation of Ground Lessee either expressed or implied contained herein or in the Operative Documents, all such liability, if any, being expressly waived by Ground Lessor and Ground Lessee and by any Person lawfully claiming by, though or under the parties to this Agreement and (d) under no circumstances shall WFBN be personally liable for the payment of any indebtedness or expenses of Ground Lessee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Ground Lessee under this Ground Lease or the other Operative Documents.

         SECTION 22.09. Security for Ground Lessee's Obligations to Agent. In order to secure a portion of the indebtedness evidenced by the Instruments, the Participation Agreement provides, among other things, for the assignment by Ground Lessee to the Agent of Ground Lessee's right, title and interest in, to and under this Ground Lease, to the extent set forth in the Participation Agreement, and for the creation of a mortgage (or deed of trust) lien on and security interest in such rights and interests as well as Ground Lessee's ownership interest in the Improvements, in favor of the Agent. Ground Lessor hereby consents to such assignment and to the creation of such mortgage (or deed


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

of trust) and security interest and acknowledges receipt of copies of the Participation Agreement.

         SECTION 22.10. WAIVER OF TRIAL BY JURY. THE GROUND LESSOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, AND THE GROUND LESSEE BY ITS ACCEPTANCE OF THIS GROUND LEASE IRREVOCABLY AND UNCONDITIONALLY WAIVES, ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THIS GROUND LEASE OR ANY OTHER DOCUMENT OR INSTRUMENT HERETOFORE, NOW OR HEREAFTER EXECUTED AND/OR DELIVERED IN CONNECTION THEREWITH OR IN ANY WAY RELATED TO THIS TRANSACTION OR OTHERWISE WITH RESPECT TO THE PROPERTY.

         SECTION 22.11. Additional Property. This Ground Le ase shall automatically be deemed to include any additional land contiguous to the Parcel which is leased to the Ground Lessor pursuant to a ground lease or which is acquired in fee by the Ground Lessor.

         IN WITNESS WHEREOF, the undersigned have each caused this Ground Lease Agreement to be duly executed and delivered as of the day and year first above written.

                [Remainder of the Page Intentionally Left Blank]


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

                         SIGNATURE PAGE TO GROUND LEASE

                                            Ground Lessor:

                                            THRIFTY PAYLESS, INC.

                                            By: ________________________________
                                                Name:
                                                Title:

                         SIGNATURE PAGE TO GROUND LEASE

                                           Ground Lessee:

                                           WELLS FARGO BANK NORTHWEST,
                                           NATIONAL ASSOCIATION, not in its
                                           individual capacity but solely as
                                           Trustee of RAC DISTRIBUTION
                                           STATUTORY TRUST

                                           By: _________________________________
                                               Name:
                                               Title:

STATE OF  )
          : ss.:
COUNTY OF )

                        [ADD CALIFORNIA ACKNOWLEDGMENT]

STATE OF  )
          : ss.:
COUNTY OF )

                        [ADD CALIFORNIA ACKNOWLEDGMENT]

                                   Exhibit A

                           (Description of the Land)

Land located in Los Angeles County, California, more particularly described as follows:

         BEING THAT PORTION OF THE SOUTH HALF OF SECTION 5, TOWNSHIP 7 NORTH, RANGE 12 WEST, SAN BERNARDINO BASE AND MERIDIAN, IN THE CITY OF LANCASTER, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF, LYING WESTERLY OF THE FOLLOWING DESCRIBED LINE:

         COMMENCING AT THE SOUTHWEST CORNER OF SAID SECTION 5; THENCE NORTH 89 DEGREES 55 MINUTES 01 SECONDS EAST, COINCIDENT WITH THE SOUTH LINE OF SAID
SECTION 5 (KNOWN AS WEST AVENUE H), A DISTANCE OF 1,320.66 FEET TO THE POINT OF BEGINNING; THENCE NORTH 00 DEGREES 04 MINUTES 59 SECONDS WEST, AS MEASURED AT RIGHT ANGLES FROM SAID SOUTH LINE, A DISTANCE OF 118.83 FEET; THENCE NORTH 89 DEGREES 55 MINUTES 01 SECONDS EAST, PARALLEL WITH SAID SOUTH LINE, A DISTANCE OF 54 FEET TO THE BEGINNING OF A NON-TANGENT CURVE CONCAVE EASTERLY, HAVING A RADIUS OF 915.69 FEET, A RADIAL LINE AT SAID POINT BEARS SOUTH 88 DEGREES 35 MINUTES 16 SECONDS EAST; THENCE NORTHERLY, COINCIDENT WITH SAID CURVE, THROUGH A CENTRAL ANGLE OF 10 DEGREES 37 MINUTES 01 SECONDS, AN ARC DISTANCE OF 169.68 FEET TO THE BEGINNING OF A REVERSE CURVE CONCAVE TO THE WESTERLY HAVING A RADIUS OF 1,091.69 FEET; THENCE NORTHERLY, COINCIDENT WITH SAID CURVE, THROUGH A CENTRAL ANGLE OF 12 DEGREES 39 MINUTES 36 SECONDS, AN ARC DISTANCE OF 241.22 FEET; THENCE NORTH 00 DEGREES 37 MINUTES 51 SECONDS WEST, TANGENT TO SAID CURVE AND PARALLEL WITH THE WEST LINE OF SAID SECTION 5, A DISTANCE OF 235 FEET; THENCE NORTH 89 DEGREES 55 MINUTES 01 SECONDS EAST, PARALLEL WITH SAID SOUTH LINE, A DISTANCE OF 146.85 FEET; THENCE NORTH 00 DEGREES 37 MINUTES 51 SECONDS WEST, PARALLEL WITH SAID WEST LINE, A DISTANCE OF 1,861.07 FEET TO THE CENTER QUARTER SECTION LINE OF SAID SECTION 5 (KNOWN AS WEST AVENUE G-8).

         EXCEPT THOSE PORTIONS THEREOF QUITCLAIMED BY THE LANCASTER REDEVELOPMENT AGENCY TO THE CITY OF LANCASTER, BY DEED RECORDED FEBRUARY 27, 1998 AS INSTRUMENT NO. 98-316693 BEING THOSE PORTIONS OF THE SOUTH HALF OF
SECTION 5, TOWNSHIP 7 NORTH, RANGE 12 WEST, SAN BERNARDINO BASE AND MERIDIAN, IN

THE CITY OF LANCASTER, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF, DESCRIBED AS FOLLOWS (PARCELS A, B, C, D, E, AND F):

         PARCEL A:

         THE NORTH 45 FEET THEREOF.

         EXCEPT THEREFROM THAT PORTION LYING EASTERLY OF A LINE PARALLEL WITH AND 42 FEET EASTERLY OF THE EXCEPT LINE OF THE SOUTHWEST QUARTER OF SECTION 5.

         PARCEL B:

         THE WEST 57.5 FEET THEREOF.

         EXCEPT THE NORTH 45 FEET THEREOF.

         PARCEL C:

         THE SOUTH 67.5 FEET THEREOF.

         EXCEPT THE WEST 57.5 FEET THEREOF.

         ALSO EXCEPT THE SOUTH 250 FEET OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SAID SECTION 5 OF THE REMAINDER.

         ALSO EXCEPT THAT PORTION LYING EAST OF THE WEST LINE OF THE LAND DEEDED TO THE STATE OF CALIFORNIA, FOR THE ANTELOPE VALLEY FREEWAY, IN DEED RECORDED JUNE 26, 1967 AS INSTRUMENT NO. 427, OF THE REMAINDER.

         PARCEL D:

         BEGINNING AT THE INTERSECTION IN THE EAST LINE OF THE ABOVE DESCRIBED PARCEL "B" WITH THE NORTHWEST CORNER OF THE ABOVE DESCRIBED PARCEL "C"; THENCE EASTERLY COINCIDENT WITH THE NORTH LINE OF SAID PARCEL "C," A DISTANCE OF 351.75 FEET TO A POINT OF CUSP AN THE BEGINNING OF A 286.36 FOOT RADIUS TANGENT CURVE CONCAVE NORTHERLY; THENCE WESTERLY, COINCIDENT WITH SAID CURVE, THROUGH A CENTRAL ANGLE OF 11.4 DEGREES 26 MINUTES 34 SECONDS, AN ARC DISTANCE OF 57.19

FEET TO THE BEGINNING OF A REVERSE CURVE CONCAVE TO THE SOUTHERLY HAVING A RADIUS OF 317.36 FEET; THENCE WESTERLY, COINCIDENT WITH SAID CURVE, THROUGH A CENTRAL ANGLE OF 11 DEGREES 26 MINUTES 34 SECONDS, AN ARC DISTANCE OF 63.38 FEET; THENCE WESTERLY, PARALLEL WITH SAID NORTH LINE, A DISTANCE OF 232.10 FEET TO SAID EAST LINE; THENCE SOUTHERLY, COINCIDENT WITH SAID EAST LINE, A DISTANCE OF 12 FEET TO THE POINT OF BEGINNING.

         PARCEL E:

         BEGINNING AT THE INTERSECTION IN THE EAST LINE OF THE ABOVE DESCRIBED PARCEL "B" WITH THE NORTHWEST CORNER OF THE ABOVE DESCRIBED PARCEL "D"; THENCE EASTERLY COINCIDENT WITH THE NORTH LINE OF SAID PARCEL "D", A DISTANCE OF 14.16 FEET; THENCE NORTHWESTERLY, IN A DIRECT LINE TO A POINT ON SAID EAST LINE OF PARCEL "B", DISTANCE NORTHERLY 13.87 FEET FROM THE POINT OF BEGINNING; THENCE SOUTHERLY, COINCIDENT WITH SAID EAST LINE, A DISTANCE OF 13.87 FEET TO THE POINT OF BEGINNING.

         PARCEL F:

         BEGINNING AT THE INTERSECTION IN THE SOUTH LINE OF THE ABOVE DESCRIBED PARCEL "A" WITH THE NORTHEAST CORNER OF THE ABOVE DESCRIBED PARCEL "B"; THENCE EASTERLY COINCIDENT WITH THE SOUTH LINE OF SAID PARCEL "A", A DISTANCE OF 28.84 FEET; THENCE SOUTHWESTERLY, IN A DIRECT LINE, TO A POINT ON THE SAID EAST LINE OF PARCEL "B", DISTANT SOUTHERLY 33.28 FEET FROM THE POINT OF BEGINNING; THENCE NORTHERLY, COINCIDENT WITH THE EAST LINE, A DISTANCE OF 33.28 FEET TO THE POINT OF BEGINNING.

         ALSO EXCEPT ALL OIL AND MINERAL RIGHTS, AS RESERVED BY FELTON WARREN, IN DEED RECORDED OCTOBER 24, 1951 IN BOOK 37485 PAGE 30, OFFICIAL RECORDS.

         ALSO EXCEPT OIL, GAS, HYDROCARBON SUBSTANCES AND MINERALS OF EVERY KIND AND CHARACTER LYING MORE THAN FIVE HUNDRED (500) FEET BELOW THE SURFACE, TOGETHER WITH THE RIGHT TO DRILL INTO, THROUGH AND TO USE AND OCCUPY ALL PARTS OF THE SITE LYING MORE THAN FIVE HUNDRED (500) FEET BELOW THE SURFACE THEREOF FOR ANY AND ALL PURPOSES INCIDENTAL TO THE EXPLORATION FOR AND PRODUCTION OF OIL, GAS, HYDROCARBON SUBSTANCES OR MINERALS FROM SAID SITE OR OTHER LANDS, BUT WITHOUT, HOWEVER, ANY RIGHT TO USE EITHER THE SURFACE OF THE SITE OR ANY PORTION THEREOF WITHIN FIVE HUNDRED (500) FEET OF THE SURFACE FOR ANY PURPOSE OR PURPOSES WHATSOEVER, OR TO USE THE SITE IN SUCH A MANNER AS TO CREATE A DISTURBANCE TO THE USE OR ENJOYMENT OF THE SITE, AS EXCEPTED AND RESERVED BY THE LANCASTER REDEVELOPMENT AGENCY, A PUBLIC BODY, CORPORATE AND POLITIC, IN DEED RECORDED FEBRUARY 27, 1998 AS INSTRUMENT NO. 98-316694.

Street Address: 2801 West Avenue H,
                Lancaster, CA 93536

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